LOCKUP AGREEMENT

This AGREEMENT (this “Agreement”) is made as of the 3rd day of June, 2008, by James P. Collas (“Holder”), in connection with his ownership of shares of common stock, $.001 par value (“Common Stock”), of IdeaEdge, Inc., a Colorado corporation (the “Company”).

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

1.

Background.

(a)

Holder is the beneficial owner of the amount of shares of Common Stock designated on the signature page hereto.

(b)

Holder acknowledges that the Company has entered into or will enter into at or about the date hereof a subscription agreement (“Subscription Agreement”) with subscribers (“Subscribers”) to convertible Preferred Stock which are convertible into shares of the Company’s Common Stock (“Preferred Stock”) and warrants which may be exercised for shares of the Company’s Common Stock (“Warrants”).  Holder understands that, as a condition to proceeding with the above offering, the Subscribers have required, and the Company has agreed to obtain on behalf of such Subscribers, an agreement from Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until the earlier of (i) the repayment and/or conversion into Common Stock of not less than two-thirds (2/3) of the principal amount of all Preferred Stock issued to the Subscribers pursuant to the Subscription Agreement held by the Subscribers into shares of Common Stock; and (ii) one year after the Closing Date (as defined in the Subscription Agreement), which period will be tolled during the pendency of an Event of Default (as defined in the Preferred Stock) (the “Restriction Period”), except as described below.

2.

Share Restriction.

(a)

Holder hereby agrees that during the Restriction Period, Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, other than in connection with an offer made to all stockholders of the Company in connection with a merger, consolidation or similar transaction involving the Company.  Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

(b)

Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into or exchangeable for Common Stock is subject to the provisions of this Agreement.

(c)

Notwithstanding the foregoing restrictions on transfer, Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of Holder, provided that any such transfer shall not involve a disposition for value, or (iii) to a partnership of which Holder is the general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.  For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

3.

Miscellaneous.

(a)

At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by Subscribers to carry out the intent and purposes of this Agreement.

(b)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the City and State of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(c)

The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by Holder or to which Holder is subject to by applicable law.

(d)

This Agreement shall be binding upon Holder, its legal representatives, successors and assigns and may not be amended or modified without the consent of the Subscribers as determined pursuant to Section 13(h) of the Subscription Agreement.

(e)

This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

(f)

The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.  The Company hereby further agrees to diligently enforce the terms of this Agreement and acknowledges that failure to do so is an Event of Default under the Preferred Stock.

(g)

All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (c) on the third business day following the date of mailing pursuant to subpart (a)(ii) above, or upon actual receipt of such mailing, whichever shall first occur.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder and the Company have executed this Agreement as of the day and year first above written.

HOLDER:

James P. Collas

8,839,473

Number of Shares of Common Stock Beneficially Owned and as more fully described below if not in the form of shares of Common Stock

COMPANY:

IDEAEDGE, INC.

By:

Jonathan Shultz

LOCKUP AGREEMENT

This AGREEMENT (this “Agreement”) is made as of the 3rd day of June, 2008, by Chris Nicolaidis (“Holder”), in connection with his ownership of shares of common stock, $.001 par value (“Common Stock”), of IdeaEdge, Inc., a Colorado corporation (the “Company”).

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

4.

Background.

(a)

Holder is the beneficial owner of the amount of shares of Common Stock designated on the signature page hereto.

(b)

Holder acknowledges that the Company has entered into or will enter into at or about the date hereof a subscription agreement (“Subscription Agreement”) with subscribers (“Subscribers”) to convertible Preferred Stock which are convertible into shares of the Company’s Common Stock (“Preferred Stock”) and warrants which may be exercised for shares of the Company’s Common Stock (“Warrants”).  Holder understands that, as a condition to proceeding with the above offering, the Subscribers have required, and the Company has agreed to obtain on behalf of such Subscribers, an agreement from Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until the earlier of (i) the repayment and/or conversion into Common Stock of not less than two-thirds (2/3) of the principal amount of all Preferred Stock issued to the Subscribers pursuant to the Subscription Agreement held by the Subscribers into shares of Common Stock; and (ii) one year after the Closing Date (as defined in the Subscription Agreement), which period will be tolled during the pendency of an Event of Default (as defined in the Preferred Stock) (the “Restriction Period”), except as described below.

5.

Share Restriction.

(a)

Holder hereby agrees that during the Restriction Period, Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, other than in connection with an offer made to all stockholders of the Company in connection with a merger, consolidation or similar transaction involving the Company.  Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

(b)

Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into or exchangeable for Common Stock is subject to the provisions of this Agreement.

(c)

Notwithstanding the foregoing restrictions on transfer, Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of Holder, provided that any such transfer shall not involve a disposition for value, or (iii) to a partnership of which Holder is the general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.  For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

6.

Miscellaneous.

(a)

At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by Subscribers to carry out the intent and purposes of this Agreement.

(b)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the City and State of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(c)

The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by Holder or to which Holder is subject to by applicable law.

(d)

This Agreement shall be binding upon Holder, its legal representatives, successors and assigns and may not be amended or modified without the consent of the Subscribers as determined pursuant to Section 13(h) of the Subscription Agreement.

(e)

This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

(f)

The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.  The Company hereby further agrees to diligently enforce the terms of this Agreement and acknowledges that failure to do so is an Event of Default under the Preferred Stock.

(g)

All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (c) on the third business day following the date of mailing pursuant to subpart (a)(ii) above, or upon actual receipt of such mailing, whichever shall first occur.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder and the Company have executed this Agreement as of the day and year first above written.

HOLDER:

Chris Nicolaidis

5,250,114

Number of Shares of Common Stock Beneficially Owned and as more fully described below if not in the form of shares of Common Stock

COMPANY:

IDEAEDGE, INC.

By:

Jonathan Shultz

LOCKUP AGREEMENT

This AGREEMENT (this “Agreement”) is made as of the 3rd day of June, 2008, by Jeffrey Hall (“Holder”), in connection with his ownership of shares of common stock, $.001 par value (“Common Stock”), of IdeaEdge, Inc., a Colorado corporation (the “Company”).

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

7.

Background.

(a)

Holder is the beneficial owner of the amount of shares of Common Stock designated on the signature page hereto.

(b)

Holder acknowledges that the Company has entered into or will enter into at or about the date hereof a subscription agreement (“Subscription Agreement”) with subscribers (“Subscribers”) to convertible Preferred Stock which are convertible into shares of the Company’s Common Stock (“Preferred Stock”) and warrants which may be exercised for shares of the Company’s Common Stock (“Warrants”).  Holder understands that, as a condition to proceeding with the above offering, the Subscribers have required, and the Company has agreed to obtain on behalf of such Subscribers, an agreement from Holder to refrain from selling any securities of the Company from the date of the Subscription Agreement until the earlier of (i) the repayment and/or conversion into Common Stock of not less than two-thirds (2/3) of the principal amount of all Preferred Stock issued to the Subscribers pursuant to the Subscription Agreement held by the Subscribers into shares of Common Stock; and (ii) one year after the Closing Date (as defined in the Subscription Agreement), which period will be tolled during the pendency of an Event of Default (as defined in the Preferred Stock) (the “Restriction Period”), except as described below.

8.

Share Restriction.

(a)

Holder hereby agrees that during the Restriction Period, Holder will not sell or otherwise dispose of any shares of Common Stock or any options, warrants or other rights to purchase shares of Common Stock or any other security of the Company which Holder owns or has a right to acquire as of the date hereof, other than in connection with an offer made to all stockholders of the Company in connection with a merger, consolidation or similar transaction involving the Company.  Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

(b)

Any subsequent issuance to and/or acquisition by Holder of Common Stock or options or instruments convertible into or exchangeable for Common Stock is subject to the provisions of this Agreement.

(c)

Notwithstanding the foregoing restrictions on transfer, Holder may, at any time and from time to time during the Restriction Period, transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of Holder, provided that any such transfer shall not involve a disposition for value, or (iii) to a partnership of which Holder is the general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.  For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

9.

Miscellaneous.

(a)

At any time, and from time to time, after the signing of this Agreement, Holder will execute such additional instruments and take such action as may be reasonably requested by Subscribers to carry out the intent and purposes of this Agreement.

(b)

This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the City and State of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(c)

The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by Holder or to which Holder is subject to by applicable law.

(d)

This Agreement shall be binding upon Holder, its legal representatives, successors and assigns and may not be amended or modified without the consent of the Subscribers as determined pursuant to Section 13(h) of the Subscription Agreement.

(e)

This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be signed and delivered by facsimile and such facsimile signed and delivered shall be enforceable.

(f)

The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.  The Company hereby further agrees to diligently enforce the terms of this Agreement and acknowledges that failure to do so is an Event of Default under the Preferred Stock.

(g)

All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable overnight courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (c) on the third business day following the date of mailing pursuant to subpart (a)(ii) above, or upon actual receipt of such mailing, whichever shall first occur.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder and the Company have executed this Agreement as of the day and year first above written.

HOLDER:

Jeffrey Hall

2,447,913

Number of Shares of Common Stock Beneficially Owned and as more fully described below if not in the form of shares of Common Stock

COMPANY:

IDEAEDGE, INC.

By:

Jonathan Shultz